FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-40682

                                                               November 7, 1996

                             THE LAZARD FUNDS, INC.
                Supplement to Statement of Additional Information
                             Dated November 1, 1996

     The following information supplements the information contained in the section of the Fund's Statement of Additional Information entitled "Yield and Total Return Quotations."

     From time to time, the Fund may compare a Portfolio's performance against one or more broad-based indices or data from Lipper Analytical Services, Inc., Money Magazine, Morningstar, Inc. and other industry publications. In addition, the Fund may compare a Portfolio's performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.